Williams Controls Reports Results for Fiscal Year 2009

PORTLAND, OR -- (Marketwire - December 10, 2009) - Williams Controls, Inc. (the "Company") (NASDAQ: WMCO) today announced financial results for its fourth quarter and year ended September 30, 2009.

Net sales for the quarter were $10,543,000, up 25% from third quarter 2009 sales of $8,444,000. The Company generated fourth quarter net income of $365,000, or $0.05 per diluted share, compared to a net loss in the 2009 third quarter of $333,000, or $0.05 per diluted share.

During fiscal 2009, the global economic slowdown affected all of the Company's major customers resulting in fiscal 2009 sales declining 41% to $38,809,000 from $65,781,000 in fiscal 2008. For the year ended September 30, 2009, the net loss was $2,009,000, or $0.27 per diluted share, compared to net income of $7,830,000, or $1.01 per diluted share, for the year ended September 30, 2008.

The 25% sequential quarter over quarter sales increase resulted from a rebound in essentially all of the Company's geographic markets and product lines from the third quarter. NAFTA sales improved 21%, European sales were 47% higher and Asian sales were up 17%. Although sequential sales were up in the fourth quarter of fiscal 2009, quarter over quarter sales when compared to the fourth quarter of fiscal 2008 were down 39%.

Fourth quarter operating income of $131,000 resulted in an improvement of $764,000 as compared to a $633,000 loss in the third quarter. The improvement was primarily due to the 25% increase in sales and the continued positive impact on expenses of cost saving measures instituted earlier in the year.

Commenting on the fourth quarter results, Patrick W. Cavanagh, Williams Controls' President and Chief Executive Officer, stated, "In this continuing difficult economic environment we were pleased that the combination of our cost cutting initiatives instituted earlier in the year combined with improved sales, generated a small profit in the final quarter of the year." He continued, "We are cautiously optimistic that the fourth quarter revenue increase may be sustainable." He concluded, "We believe we are weathering the difficult economic environment well and we are using our strong debt-free cash position and our strategic low cost China manufacturing capability to increase market share and develop new products."

Williams Controls will hold an investor conference call at 4:15 P.M. Eastern Time on Thursday, December 10, 2009 to provide an overview of the fourth quarter of fiscal 2009 financial performance and business highlights. You are invited to listen to the conference call by dialing 1-888-665-2348 (domestic) or 1-706-643-4013 (international). Participants should call prior to the start time to allow for registration. The conference access code is 44432621. An audio replay will be available by telephone through December 31, 2009. The telephone number to access the replay is 1-800-642-1687 (domestic) and 1-706-645-9291 (international). The access code will be 44432621.

ABOUT WILLIAMS CONTROLS

Williams Controls is a leading global designer and manufacturer of Electronic Throttle Control Systems ("ETCs") for the heavy truck, bus and off-road markets. Williams Controls is headquartered in Portland, Oregon and employs more than 200 people worldwide at locations in North America, Europe, and Asia. For more information, visit Williams Controls' website at www.wmco.com.

The statements included in this news release concerning predictions of economic performance and management's plans and objectives constitute forward-looking statements made pursuant to the safe harbor provisions of Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements are based on management's assumptions and projections, and are sometimes identifiable by use of the words, "expect to," "plan," "will," "believe" and words of similar predictive nature. Because management's assumptions and projections are based on anticipation of future events, you should not place undue emphasis on forward-looking statements. You should anticipate that our actual performance may vary from these projections, and variations may be material and adverse. You should not rely on forward-looking statements in evaluating an investment or prospective investment in our stock, and when reading these statements you should consider the uncertainties and risks that could cause actual results to differ materially from the forward-looking statements. Factors which could cause or contribute to such differences include, but are not limited to, factors detailed in the Company's Securities and Exchange Commission filings, economic downturns affecting the operations of the Company or any of its business operations, competition, and the ability of the Company to successfully identify and implement any strategic alternatives. The forward-looking statements contained in this press release speak only as of the date hereof and the Company disclaims any intent or obligation to update these forward-looking statements.

                          Williams Controls, Inc.
        Unaudited Condensed Consolidated Statements of Operations
        (Dollars in thousands, except share and per share amounts)

                Three months   Three months     Year ended     Year ended
                ended 9/30/09  ended 9/30/08     9/30/09        9/30/08
                -------------  -------------  -------------  -------------
Net sales       $      10,543  $      17,188  $      38,809  $      65,781
                -------------  -------------  -------------  -------------
Cost of sales           7,592         11,052         30,173         42,960
                -------------  -------------  -------------  -------------
Gross profit            2,951          6,136          8,636         22,821
                -------------  -------------  -------------  -------------
Research and
 development
 expense                  981          1,010          3,981          4,015
                -------------  -------------  -------------  -------------
Selling expense           559            689          2,425          2,727
                -------------  -------------  -------------  -------------
Administration
 expense                1,280          1,420          5,522          5,500
                -------------  -------------  -------------  -------------
Gain from
 settlement of
 environmental
 claims                     -            (52)             -         (1,072)
                -------------  -------------  -------------  -------------
Operating
 income (loss)            131          3,069         (3,292)        11,651
                -------------  -------------  -------------  -------------
Interest income            (4)           (20)           (26)           (64)
                -------------  -------------  -------------  -------------
Interest
 expense                    4              5             19            140
                -------------  -------------  -------------  -------------
Loss on
 impairment of
 investments                -              -            317              -
                -------------  -------------  -------------  -------------
Other (income)
 loss, net                 (1)             -             84           (205)
                -------------  -------------  -------------  -------------
Income (loss)
 before income
 taxes                    132          3,084         (3,686)        11,780
                -------------  -------------  -------------  -------------
Income tax
 (benefit)
 expense                 (233)         1,087         (1,677)         3,950
                -------------  -------------  -------------  -------------
Net income
 (loss)         $         365  $       1,997  $      (2,009) $       7,830
                -------------  -------------  -------------  -------------
Earnings (loss)
 per share
 information:
                -------------  -------------  -------------  -------------
Basic -
                -------------  -------------  -------------  -------------
Net income
 (loss) per
 common share   $        0.05  $        0.27  $       (0.27) $        1.04
                -------------  -------------  -------------  -------------
Weighted
 average shares
 used in per
 share
 calculation -
 basic              7,270,820      7,534,384      7,315,343      7,522,885
                -------------  -------------  -------------  -------------
Diluted -
                -------------  -------------  -------------  -------------
Net income
 (loss) per
 common share   $        0.05  $        0.26  $       (0.27) $        1.01
                -------------  -------------  -------------  -------------
Weighted
 average shares
 used in per
 share
 calculation
 - diluted          7,329,576      7,722,416      7,315,343      7,747,920
                -------------  -------------  -------------  -------------

                          Williams Controls, Inc.
              Unaudited Condensed Consolidated Balance Sheets
                          (Dollars in thousands)

                                              September 30,  September 30,
                                                  2009           2008
                                              -------------  -------------
                   Assets
                                              -------------  -------------
Current Assets:
                                              -------------  -------------
   Cash and cash equivalents                  $       9,245  $       9,060
                                              -------------  -------------
   Short-term investments                               286            263
                                              -------------  -------------
   Trade accounts receivable, net                     6,677         10,438
                                              -------------  -------------
   Other accounts receivable                          2,720            835
                                              -------------  -------------
   Inventories                                        5,539          8,215
                                              -------------  -------------
   Deferred income taxes                                579            428
                                              -------------  -------------
   Prepaid expenses and other current assets            269            301
                                              -------------  -------------
      Total current assets                           25,315         29,540
                                              -------------  -------------

                                              -------------  -------------
Property, plant and equipment, net                    8,893          9,096
                                              -------------  -------------
Deferred income taxes                                 3,019          1,446
                                              -------------  -------------
Other assets, net                                       368            526
                                              -------------  -------------
      Total assets                            $      37,595  $      40,608
                                              -------------  -------------

                                              -------------  -------------
     Liabilities and Stockholders' Equity
                                              -------------  -------------
Current Liabilities:
                                              -------------  -------------
   Accounts payable                           $       2,990  $       4,784
                                              -------------  -------------
   Accrued expenses                                   5,703          5,224
                                              -------------  -------------
   Current portion of employee benefit
    obligations                                         225            285
                                              -------------  -------------
      Total current liabilities                       8,918         10,293
                                              -------------  -------------

                                              -------------  -------------
Long-term Liabilities:
                                              -------------  -------------
   Employee benefit obligations                       8,297          4,322
                                              -------------  -------------
   Other long-term liabilities                          290            345
                                              -------------  -------------

                                              -------------  -------------
Stockholders' Equity:
                                              -------------  -------------
   Preferred stock                                        -              -
                                              -------------  -------------
   Common stock                                          73             75
                                              -------------  -------------
   Additional paid-in capital                        36,643         35,744
                                              -------------  -------------
   Accumulated deficit                               (6,776)        (4,729)
                                              -------------  -------------
   Treasury stock                                    (2,734)          (377)
                                              -------------  -------------
   Accumulated other comprehensive loss              (7,116)        (5,065)
                                              -------------  -------------

                                              -------------  -------------
      Total stockholders' equity                     20,090         25,648
                                              -------------  -------------
      Total liabilities and stockholders'
       equity                                 $      37,595  $      40,608
                                              -------------  -------------

Contact:
Mike Rusk
Financial Controller
Telephone: (503) 684-8600